Supplement Dated September 3, 2002
To
Prospectus Dated May 1, 2002
for
Elements® Access Variable Annuity

issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

Availability of the Fixed Account

Except in the State of Oregon, the Fixed Account described elsewhere in the Prospectus is not available for Contracts issued to applicants who signed their application for a Contract on or after September 3, 2002.